JPMORGAN TRUST I

J.P. Morgan U.S. Equity Funds

JPMorgan U.S. Applied Data Science Value Fund

(the “Fund”)

(All Share Classes)

Supplement dated July 11, 2025

to the current Prospectuses and Statement of Additional Information, as supplemented

Effective as of the close of business on July 11, 2025, the assets of the Fund were transferred to JPMorgan Fundamental Data Science Large Value ETF (the “Acquiring Fund”), a series of J.P. Morgan Exchange-Traded Fund Trust, in a tax-free reorganization, and shareholders of the Fund became shareholders of the Acquiring Fund.

As a result, the Fund is no longer offered for investment, and all references to the Fund in the Prospectuses and the Statement of Additional Information are removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-USADSV-725